                                                                   1999
                                                                   ANNUAL REPORT









                                             AMERICAN MUNICIPAL
                                             INCOME PORTFOLIO


                                             XAA






[LOGO] FIRST AMERICAN
       ASSET MANAGEMENT

                                                        [LOGO] FIRST AMERICAN
                                                               ASSET MANAGEMENT
--------------------------------------------------------------------------------
Contents

  2   Fund Overview

  6   Financial Statements and Notes

 15   Investments in Securities

 20   Independent Auditors' Report

 21   Federal Income
      Tax Information

 22   Shareholder Update


AMERICAN MUNICIPAL INCOME PORTFOLIO

FUND OBJECTIVE

High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A diverse range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.







          NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
Based on net asset value for the periods ended January 31, 1999

                                American Municipal      Lipper General Municipal        Lehman Brothers Municipal
                                Income Portfolio        Bond Funds: Leveraged Average   Long Bond Index
One Year                             7.62%                        6.47%                         6.81%
Five Year                            6.81%                        6.13%                         6.80%
Since Inception 6/25/1993            7.61%                        6.90%                         7.44%

Average annual total returns are through January 31,1999, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns based on the change in market price for the one-year, five-year and since-inception periods ended January 31, 1999, were 10.07%, 5.66% and 5.11%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures.

The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through January 31, 1999.


1                     1999  ANNUAL REPORT   American Municipal Income Portfolio

FUND OVERVIEW
--------------------------------------------------------------------------------

FUND MANAGEMENT

DOUG WHITE, CFA,
has primary responsibility for the management of American Municipal Income Portfolio. He has 16 years of financial experience.

RON REUSS, ISFA,
assists with the management of American Municipal Income Portfolio. He has 31 years of financial experience.


March 15, 1999

AMERICAN MUNICIPAL INCOME PORTFOLIO PROVIDED A NET ASSET VALUE TOTAL RETURN OF 7.62%* FOR THE YEAR ENDED JANUARY 31, 1999. The fund's market price return was 10.07% over the same period. This compares to a 6.81% total return for the fund's benchmark, the Lehman Brothers Municipal Long Bond Index. Over the same period, the Lipper General Municipal Bond Funds: Leveraged Average gained 6.47%.

THE PORTFOLIO IS POSITIONED TO BENEFIT MORE FROM STABLE OR DECLINING INTERMEDIATE- AND LONG-TERM MUNICIPAL INTEREST RATES THAN FROM SIGNIFICANTLY RISING RATES. If growth continues to increase and economic indicators stay strong, the uncertainty for the future of interest rates increases. If rates rise, the portfolio's value will decrease more than if it was positioned differently.

* ALL RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES, EXCEPT THE FUND'S TOTAL RETURN BASED ON MARKET PRICE, WHICH DOES REFLECT SALES CHARGES ON THOSE DISTRIBUTIONS DESCRIBED IN THE FUND'S DIVIDEND REINVESTMENT PLAN, BUT NOT ON INITIAL PURCHASES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO COMPOSITION

As a percentage of total assets on January 31, 1999


Housing Revenue                         17%
Water/Sewer/Polution Control Revenue     8%
Other Assets                             1%
Health Service/HMO Revenue               2%
Hospital Revenue                        21%
Multifamily Housing Revenue              3%
Electric Revenue                        14%
Miscellaneous Revenue                    3%
Airport Revenue                          1%
Education Revenue                        6%
Parking Revenue                          2%
General Obligations                     18%
Investment Company                       4%


2                     1999  ANNUAL REPORT   American Municipal Income Portfolio

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

THROUGH EARLY FALL, THE GENERAL LEVEL OF INTEREST RATES MOVED DOWN DUE TO SPREADING GLOBAL FINANCIAL CONCERNS AND THE RESULTING DEMAND FOR U.S. TREASURY SECURITIES AS A SAFE HAVEN. Simultaneously, the supply of municipal bonds grew as the robust domestic economy and increased tax revenues allowed a growing number of new municipal projects to move ahead. By late fall, the increased pace of economic growth on the domestic front outweighed international concerns and interest rates began to rise slightly.

REFUNDINGS CONTRIBUTED TO THE INCREASED SUPPLY OF MUNICIPAL BONDS. Municipal issuers have taken advantage of the lower rates to refund older, higher-yielding securities, resulting in refundings currently being up more than 100% compared to last year. Issuance for 1998 reached a high second only to 1993. At the same time, there seems

GEOGRAPHICAL DISTRIBUTION

As a percentage of total assets on January 31, 1999

Colarado                 less than           1%
New York                 less than           1%
Iowa                                         1%
Kansas                                       1%
Massachusetts                                1%
Ohio                                         1%
South Carolina                               1%
Florida                                      2%
Maryland                                     2%
Nebraska                                     2%
South Dakota                                 2%
Washington                                   2%
Arizona                                      3%
Nevada                                       3%
North Dakota                                 3%
Louisana                                     4%
Utah                                         4%
Wisconsin                                    4%
California                                   5%
Indiana                                      5%
Texas                                        6%
Illinois                                     7%
Minnesota                                    8%
New Mexico                                   8%
Georgia                                      9%
Michigan                                     9%


3                     1999  ANNUAL REPORT   American Municipal Income Portfolio

FUND OVERVIEW CONTINUED
--------------------------------------------------------------------------------

to be only a minimal increase in demand for municipal bonds due largely to the ongoing strong performance of the stock market. The decreasing demand for Treasuries due to the easing of international concerns, bolstered municipals' outperformance in the latter part of the year.

THE YEAR WAS ONE OF EXTRAORDINARY CONTRASTS IN THE ECONOMY AND FINANCIAL MARKETS. Real economic growth was measured at nearly 4%; 1998 saw another 25%+ return on the S&P 500 stock index; interest rates fell by nearly a full percentage point all along the yield curve. And yet, closer scrutiny of the data reveals a number of negative trends as well: a ballooning trade deficit and declining manufacturing sector driven by the sharp dip in U.S. exports; outright losses for many sectors of the stock market; and dramatic widening of credit spreads in the bond market, especially for corporate and mortgage-backed securities.

WE HAVE MAINTAINED AN EFFECTIVE DURATION LONGER THAN THE BENCHMARK IN ORDER TO MAINTAIN THE FUND'S INCOME. While our effective duration has decreased somewhat over the year, we are still beyond our benchmark and the newly acquired holdings in unaffiliated closed-end investment companies have increased income. This long duration, coupled with the fund's leverage from preferred stock could have a negative impact on the fund's net asset value during a rising interest rate environment.

WE CONTINUE TO FOCUS ON QUALITY, AND HAVE ALSO SELECTIVELY ADDED HIGHER YIELDING SECURITIES. Yield spreads on nonrated issues remain attractive and our team of analysts are researching these additional opportunities.

Thank you for your investment in American Municipal Income Portfolio. We remain committed to providing you with quality service and look forward to helping you achieve your investment goals.


4                      1999  ANNUAL REPORT   American Municipal Income Portfolio

FUND OVERVIEW CONTINUED

PREFERRED STOCK

The preferred stock issued by XAA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.

5                     1999  ANNUAL REPORT   American Municipal Income Portfolio

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  January 31, 1999
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......     $132,017,857
Cash in bank on demand deposit  ............................           73,419
Accrued interest receivable  ...............................        1,320,378
                                                              ------------------
  Total assets  ............................................      133,411,654
                                                              ------------------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................           13,110
Payable for investment securities purchased on a when-issued
  basis (note 2)  ..........................................          997,042
Accrued investment management fee  .........................           39,052
Accrued remarketing agent fee  .............................            8,625
Accrued administrative fee  ................................           16,737
Other accrued expenses  ....................................           21,270
                                                              ------------------
  Total liabilities  .......................................        1,095,836
                                                              ------------------
  Net assets applicable to outstanding capital stock  ......     $132,315,818
                                                              ------------------
                                                              ------------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................     $124,031,021
Undistributed net investment income  .......................          329,280
Accumulated net realized loss on investments  ..............       (2,500,353)
Unrealized appreciation of investments  ....................       10,455,870
                                                              ------------------

  Total - representing net assets applicable to capital
    stock  .................................................     $132,315,818
                                                              ------------------
                                                              ------------------
* Investments in securities at identified cost  ............     $121,561,987
                                                              ------------------
                                                              ------------------

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........     $ 88,815,818
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................        5,756,267
Net asset value  ...........................................     $      15.43
Market price  ..............................................     $      14.00

LIQUIDATION PREFERENCE OF PREFERRED STOCK:
Net assets applicable to outstanding preferred stock  ......     $ 43,500,000
Shares of preferred stock outstanding (authorized 1 million
  shares)  .................................................            1,740
Liquidation preference per share  ..........................     $     25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

           1999 Annual Report  6  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended January 31, 1999
 ................................................................................

INCOME:
Interest ...................................................     $  6,762,458
Exempt-interest dividends from investment companies ........           86,538
                                                                   ----------

  Total investment income ..................................        6,848,996
                                                                   ----------

EXPENSES (NOTE 5):
Investment management fee  .................................          455,287
Administrative fee  ........................................          195,123
Remarketing agent fee  .....................................          110,131
Custodian and accounting fees  .............................           85,461
Transfer agent fees  .......................................           24,175
Reports to shareholders  ...................................           34,020
Directors' fees  ...........................................            9,594
Audit and legal fees  ......................................           40,173
Other expenses  ............................................           22,797
                                                                   ----------
  Total expenses  ..........................................          976,761
    Less expenses paid indirectly  .........................           (6,737)
                                                                   ----------

  Total net expenses  ......................................          970,024
                                                                   ----------

  Net investment income  ...................................        5,878,972
                                                                   ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4)  .................          884,331
Realized capital gain distributions from investment
  companies  ...............................................           27,746
                                                                   ----------
  Net realized gain  .......................................          912,077
Net change in unrealized appreciation or depreciation of
  investments  .............................................        1,158,526
                                                                   ----------

  Net gain on investments  .................................        2,070,603
                                                                   ----------

    Net increase in net assets resulting from operations
       .....................................................     $  7,949,575
                                                                   ----------
                                                                   ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

           1999 Annual Report  7  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                  YEAR ENDED           YEAR ENDED
                                                                   1/31/99              1/31/98
                                                              ------------------   ------------------
OPERATIONS:
Net investment income  .....................................     $  5,878,972         $  5,771,811
Net realized gain  .........................................          912,077              938,539
Net change in unrealized appreciation or depreciation of
  investments  .............................................        1,158,526            5,508,127
                                                              ------------------   ------------------

  Net increase in net assets resulting from operations  ....        7,949,575           12,218,477
                                                              ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends  ..................................       (4,339,248)          (4,363,250)
  Preferred stock dividends  ...............................       (1,528,693)          (1,565,698)
                                                              ------------------   ------------------
  Total distributions  .....................................       (5,867,941)          (5,928,948)
                                                              ------------------   ------------------

  Total increase in net assets  ............................        2,081,634            6,289,529

Net assets at beginning of year  ...........................      130,234,184          123,944,655
                                                              ------------------   ------------------

Net assets at end of year  .................................     $132,315,818         $130,234,184
                                                              ------------------   ------------------
                                                              ------------------   ------------------

Undistributed net investment income  .......................     $    329,280         $    318,471
                                                              ------------------   ------------------
                                                              ------------------   ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

           1999 Annual Report  8  American Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Pricing services value domestic equity securities traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked

--------------------------------------------------------------------------------

           1999 Annual Report  9  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 1999, the fund had entered into outstanding when-issued or forward commitments of $997,042.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized

--------------------------------------------------------------------------------

          1999 Annual Report  10  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $222.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                American Municipal Income Portfolio has issued and, as of January 31, 1999, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on

--------------------------------------------------------------------------------

          1999 Annual Report  11  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 1999, the dividend rate was 2.75% for both class "T" and "TH".

                RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 1999, aggregated $25,384,527 and $24,173,844, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated, which was acquired by U.S. Bancorp on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annual rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annual rate of 0.15% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

--------------------------------------------------------------------------------

          1999 Annual Report  12  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 1999, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION DATE
                                          -------------   ---------------
                                            $  942,779          2003
                                             1,557,574          2004
                                          -------------
                                            $2,500,353
                                          -------------
                                          -------------

--------------------------------------------------------------------------------

          1999 Annual Report  13  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

                                                    Year Ended January 31,
                                          -------------------------------------------
                                          1999(g)   1998     1997     1996     1995
                                          -------  -------  -------  -------  -------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................  $ 15.07  $ 13.98  $ 14.42  $ 11.97  $ 14.88
                                          -------  -------  -------  -------  -------
Operations:
  Net investment income ................     1.02     1.00     1.07     1.07     1.14
  Net realized and unrealized gains
    (losses) on investments ............     0.36     1.12    (0.50)    2.52    (2.92)
                                          -------  -------  -------  -------  -------
    Total from operations ..............     1.38     2.12     0.57     3.59    (1.78)
                                          -------  -------  -------  -------  -------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ........    (0.75)   (0.76)   (0.75)   (0.85)   (0.87)
    Paid to preferred shareholders .....    (0.27)   (0.27)   (0.26)   (0.29)   (0.23)
  From net realized gains
    Paid to common shareholders ........       --       --       --       --    (0.02)
    Paid to preferred shareholders .....       --       --       --       --    (0.01)
                                          -------  -------  -------  -------  -------
    Total distributions to
    shareholders .......................    (1.02)   (1.03)   (1.01)   (1.14)   (1.13)
                                          -------  -------  -------  -------  -------
Net asset value, common stock, end of
  period ...............................  $ 15.43  $ 15.07  $ 13.98  $ 14.42  $ 11.97
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------
Market value, common stock, end of
  period ...............................  $ 14.00  $ 13.44  $ 12.13  $ 12.50  $ 11.63
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................     7.62%   13.63%    2.41%   28.31%  (13.46)%
Total return, common stock, market value
  (b) ..................................    10.07%   17.53%    3.29%   15.21%  (14.44)%
Net assets at end of period (in
  millions) ............................  $   132  $   130  $   124  $   127  $   112
Ratio of expenses to average weekly net
  assets applicable to common stock
  (c) ..................................     1.13%    1.19%    1.22%    1.20%    1.20%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............     5.02%    5.10%    5.90%    5.81%    7.43%
Portfolio turnover rate (excluding
  short-term securities) ...............       19%      46%      28%      54%      52%
Remarketed preferred stock outstanding
  end of period (in millions) ..........  $    44  $    44  $    44  $    44  $    44
Asset coverage ratio (f) ...............      304%     299%     285%     291%     258%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.75%, 0.78%, 0.78%, 0.77% AND 0.74% IN FISCAL YEARS 1999, 1998, 1997, 1996 AND 1995,
     RESPECTIVELY. DIVIDENDS PAID TO SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.52%, 4.58%, 5.02%, 5.13% AND 5.72% IN FISCAL YEARS 1999, 1998, 1997, 1996 AND
     1995, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

--------------------------------------------------------------------------------

          1999 Annual Report  14  American Municipal Income Portfolio

INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                              January 31, 1999
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (95.4%):
  MUNICIPAL BONDS (94.4%)
  ALASKA (3.1%):
    State Housing Finance Corp., (Callable 12/1/07 at
      101.5), 5.50%, 12/1/17 ............................  $ 3,000,000      $  3,103,800
    State International Airports Revenue Series B (AMBAC)
      (Callable 4/1/09 at 101), 5.00%, 10/1/19 ..........    1,000,000(f)        998,650
                                                                            ------------
                                                                               4,102,450
                                                                            ------------
  ARIZONA (3.2%):
    Pima County United School District (FGIC), 8.38%,
      7/1/13 ............................................    3,000,000         4,242,900
                                                                            ------------
  CALIFORNIA (4.7%):
    Duarte Redevelopment Agency, 6.88%, 11/1/11 .........    5,000,000(d)      6,236,100
                                                                            ------------
  COLORADO (0.4%):
    Water Reserve and Power Development (Callable 9/1/06
      at 101), 5.90%, 9/1/16 ............................      500,000           544,425
                                                                            ------------
  GEORGIA (9.1%):
    Municipal Electrical Authority (FGIC) (Callable
      1/1/03 at 102), 6.50%, 1/1/12 .....................   10,000,000(d)     12,018,300
                                                                            ------------
  HAWAII (2.1%):
    State Department of Budget and Finance, 6.40%,
      7/1/13 ............................................    2,415,000         2,827,530
                                                                            ------------
  ILLINOIS (6.6%):
    Augustana College Revenue (Callable 10/01/07 at 100),
      5.70%, 10/1/11 ....................................      500,000           544,225
    Chicago State University Revenue (MBIA) (Callable
      12/1/04 at 102), 6.00%, 12/1/12 ...................    1,000,000         1,136,440
    Health Facility Authority-Lutheran General Hospital,
      6.80%-7.00%, 4/1/08-1/1/22 ........................    2,500,000         2,888,600
    Kane County School District (FGIC) (Prerefunded to
      2/1/05), 5.75%, 2/1/15 ............................    1,000,000(e)      1,104,390
    Rochelle Electric Systems (AMBAC) (Callable 5/1/06 at
      102), 5.20%, 5/1/16 ...............................      750,000           771,022
    Rockford Multifamily Housing Revenue (Callable
      1/20/08 at 102), AMT, 5.88%, 1/20/38 ..............    2,215,000(b)      2,325,573
                                                                            ------------
                                                                               8,770,250
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  15  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  INDIANA (5.0%):
    Health Facility Authority-Columbus Hospital (FSA),
      7.00%, 8/15/15 ....................................  $ 2,670,000      $  3,402,915
    Health Facility Authority-Greenwood Village South
      (Callable 5/15/08 at 101), 5.50%, 5/15/18 .........    2,280,000         2,228,130
    Municipal Bond Bank (Callable 2/1/04 at 102), 6.00%,
      2/1/16 ............................................    1,000,000         1,071,840
                                                                            ------------
                                                                               6,702,885
                                                                            ------------
  IOWA (0.8%):
    Sheldon Health Care Facilities (Callable 3/1/04 at
      101), 6.15%, 3/1/16 ...............................    1,000,000         1,077,970
                                                                            ------------
  KANSAS (0.8%):
    Kansas City Utility Systems Revenue (FGIC) (Callable
      9/1/04 at 102), 6.25%, 9/1/14 .....................    1,000,000         1,126,060
                                                                            ------------
  LOUISIANA (4.3%):
    De Soto Parish Pollution Control (MBIA) (Callable
      1/1/03 at 102), 7.60%, 1/1/19 .....................    5,000,000         5,697,500
                                                                            ------------
  MARYLAND (2.2%):
    Baltimore Parking Revenue - Series A (FGIC), 5.90%,
      7/1/13 ............................................    2,500,000         2,889,650
                                                                            ------------
  MASSACHUSETTS (0.8%):
    Boston General Obligation (FGIC) (Callable 4/1/08 at
      100), 5.25%, 4/1/15 ...............................    1,000,000         1,047,370
                                                                            ------------
  MICHIGAN (9.3%):
    Comstock Park Public Schools (FGIC) (Callable 1/1/03
      at 102), 7.88%, 5/1/11 ............................    3,145,000(d)      4,163,854
    Hospital Financing Authority-Daughters Charity
      (Callable 11/1/05 at 101), 5.25%, 11/1/15 .........    3,000,000         3,069,510
    Kent Hospital Financial Authority-Michigan Hospitals
      (MBIA) (Callable 1/15/08 at 100), 7.25%,
      1/15/13 ...........................................    4,000,000(d)      5,020,520
                                                                            ------------
                                                                              12,253,884
                                                                            ------------
  MINNESOTA (6.9%):
    Eden Prairie Multifamily Housing Revenue (Callable
      1/20/08 at 102), 5.50%-5.60%, 1/20/18-7/20/28 .....    1,400,000         1,446,453
    Minneapolis Special School District #1 (MBIA)
      (Callable 2/1/03 at 100), 5.45%, 2/1/15 ...........    3,630,000         3,807,689
    Moorhead Golf Course Revenue (Callable 12/1/08 at
      100), 5.88%, 12/1/21 ..............................    2,890,000         2,942,685

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  16  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    State Housing and Finance Agency (Callable 7/1/02 at
      102), AMT, 6.85%, 1/1/24 ..........................  $   875,000(b)   $    928,130
                                                                            ------------
                                                                               9,124,957
                                                                            ------------
  NEBRASKA (1.5%):
    Educational Financial Authority Revenue (Callable
      12/15/08 at 100), 5.35%, 12/15/18 .................    2,040,000         2,011,154
                                                                            ------------
  NEVADA (2.5%):
    Washoe County School District (MBIA) (Callable 6/1/04
      at 101), 5.75%, 6/1/12 ............................    3,000,000         3,259,170
                                                                            ------------
  NEW MEXICO (7.8%):
    Mortgage Finance Authority, 6.40%-6.88%,
      7/1/15-7/1/25 .....................................    9,125,000        10,336,715
                                                                            ------------
  NORTH DAKOTA (2.9%):
    Mercer County Pollution Control Revenue (AMBAC),
      7.20%, 6/30/13 ....................................    3,000,000         3,804,030
                                                                            ------------
  OHIO (0.8%):
    Franklin County Health Care Facility Revenue
      (Callable 8/15/08 at 101), 5.25%, 8/15/12 .........    1,000,000           996,710
                                                                            ------------
  SOUTH CAROLINA (1.2%):
    State Highway-Series B (Callable 7/1/06 at 102),
      5.63%, 7/1/15 .....................................    1,500,000         1,636,935
                                                                            ------------
  SOUTH DAKOTA (2.2%):
    Housing and Development Authority (Callable 5/1/04 at
      102), 5.80%, 5/1/14 ...............................    1,500,000         1,575,870
    Sioux Falls Health Facilities-Evangelical Lutheran
      (AMBAC) (Callable 6/1/08 at 102), 5.35%, 6/1/23 ...    1,250,000         1,273,325
                                                                            ------------
                                                                               2,849,195
                                                                            ------------
  TEXAS (6.0%):
    Abilene Health Facility Development (Callable 8/15/08
      at 101), 5.88%, 11/15/18 ..........................    1,150,000         1,134,015
    Arlington Independent School District (Callable
      2/15/05 at 100), 6.00%, 2/15/15 ...................      670,000           734,521
    Arlington Independent School District (Prerefunded to
      2/15/05), 6.00%, 2/15/15 ..........................    1,605,000(e)      1,796,814
    Fort Bend Independent School District (Callable
      2/15/08 at 100), 5.00%, 2/15/14 ...................    2,000,000         2,054,140
    Houston Water Conveyance System (AMBAC), 7.50%,
      12/15/16 ..........................................      745,000           991,535

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  17  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    United Independent School District (Callable 8/15/06
      at 100), 5.00%, 8/15/14 ...........................  $ 1,150,000      $  1,176,807
                                                                            ------------
                                                                               7,887,832
                                                                            ------------
  UTAH (3.6%):
    Municipal Power-San Juan Project (MBIA) (Prerefunded
      to 6/1/04 at 102), 6.25%, 6/1/14 ..................    1,300,000(e)      1,481,935
    NEBO County School District (FGIC) (Callable 6/15/04
      at 100), 5.75%, 6/15/14 ...........................    3,000,000         3,300,360
                                                                            ------------
                                                                               4,782,295
                                                                            ------------
  WASHINGTON (2.4%):
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15 ...........    1,000,000         1,093,100
    State Public Power (FSA) (Callable 7/1/07 at 102),
      5.25%, 7/1/16 .....................................    1,000,000         1,037,360
    State Public Power Supply (Callable 7/1/08 at 102),
      5.13%, 7/1/18 .....................................    1,000,000         1,002,960
                                                                            ------------
                                                                               3,133,420
                                                                            ------------
  WISCONSIN (4.2%):
    Amery Apple River Hospital Project (Callable 6/1/08
      at 100), 5.70%, 6/1/13 ............................    1,440,000         1,456,704
    Health and Education Facilities-Beloit Hospital
      (Callable 7/1/03 at 102), 5.80%-5.90%,
      7/1/09-7/1/11 .....................................    1,180,000         1,254,577
    Health and Education Facilities-Waukesha Hospital
      (AMBAC) (Callable 8/15/06 at 102), 5.50%,
      8/15/15 ...........................................    1,000,000         1,055,420
    State Health & Educational Facility Authority Revenue
      (Callable 11/15/08 at 102), 5.75%, 11/15/27 .......    1,800,000         1,736,100
                                                                            ------------
                                                                               5,502,801
                                                                            ------------

      Total Municipal Bonds
        (cost: $114,627,979) ............................                    124,862,488
                                                                            ------------

MUNICIPAL DERIVATIVE SECURITIES (1.0%):
  INVERSE FLOATER (1.0%):
    Duluth, Minnesota, Health Care Trust Certificate,
      Series F2, 11.21%, 5/1/18 (cost: $1,151,025) ......    1,110,000(b)(d)    1,386,113
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $115,779,004)  ...........................                    126,248,601
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  18  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Shares/
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
COMMON STOCK (3.5%):
  CLOSED-END INVESTMENT COMPANIES (3.5%):
    Blackrock Investment Quality Municipal Trust ........       93,000      $  1,429,875
    Van Kampen Municipal Trust ..........................      168,900         2,734,069
    Van Kampen Value Municipal Income Trust .............       35,000           505,312
                                                                            ------------
      Total Common Stock
        (cost: $4,682,983) ..............................                      4,669,256
                                                                            ------------
MUNICIPAL SHORT-TERM SECURITIES (0.8%):
  NEW YORK (0.8%)
    New York City, Municipal Water Authority, 3.25%,
      6/15/25 ...........................................  $   100,000(c)        100,000
    New York General Obligation, 3.30%, 8/15/18 .........    1,000,000(c)      1,000,000
                                                                            ------------
      Total Municipal Short-Term Securities
        (cost: $1,100,000) ..............................                      1,100,000
                                                                            ------------
      Total Investments in Securities
        (cost: $121,561,987) (g) ........................                   $132,017,857
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         AMT - ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 1999, THE AGGREGATE
          MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $3,253,703, WHICH REPRESENTS 2.5% OF NET ASSETS.
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON JANUARY 31, 1999.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 1999. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. ON JANUARY 31, 1999, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $ 28,824,887 OR 21.8% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                               DATE
                    SECURITY                    PAR          ACQUIRED      COST BASIS
      ------------------------------------  ------------   ------------   ------------
      DUARTE, CA, REDEVELOPMENT AGENCY
        ..................................  $  5,000,000    9/96-2/97     $  5,811,293
      GEORGIA MUNICIPAL ELECTRICAL
       AUTHORITY  ........................    10,000,000      10/95         10,754,110
      COMSTOCK, MI, PARK PUBLIC SCHOOLS
        ..................................     3,145,000    10/95-7/96       3,643,313
      KENT, MI, HOSPITAL FINANCIAL
       AUTHORITY-MICHIGAN HOSPITALS  .....     4,000,000    9/96-2/97        4,675,709
      DULUTH, MN, HEALTH CARE TRUST
       CERTIFICATE  ......................     1,110,000       5/94          1,151,025
(e)        PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS
           ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(f)        ON JANUARY 31, 1999, THE TOTAL COST OF INVESTMENTS PURCHASED ON A
           WHEN-ISSUED BASIS WAS $997,042.
(g)        ON JANUARY 31, 1999, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
           INCOME TAX PURPOSES WAS $121,515,406. THE AGGREGATE GROSS UNREALIZED
           APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
           COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 10,569,722
      GROSS UNREALIZED DEPRECIATION ......       (67,271)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 10,502,451
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

          1999 Annual Report  19  American Municipal Income Portfolio

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Municipal Income Portfolio Inc. as of January 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 1999 and the financial highlights for each of the years in the five-year period ended January 31, 1999. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. as of January 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 12, 1999

--------------------------------------------------------------------------------

          1999 Annual Report  20  American Municipal Income Portfolio

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                COMMON STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 99.65% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                               AMOUNT
----------------------------------------  --------
February 25, 1998 ......................  $0.06275
March 25, 1998 .........................   0.06275
April 22, 1998 .........................   0.06275
May 27, 1998 ...........................   0.06275
June 24, 1998 ..........................   0.06275
July 29, 1998 ..........................   0.06275
August 26, 1998 ........................   0.06275
September 23, 1998 .....................   0.06275
October 28, 1998 .......................   0.06275
November 24, 1998 ......................   0.06325
December 16, 1998 ......................   0.06308
January 13, 1999 .......................   0.06275
                                          --------
    Total ..............................  $0.75383
                                          --------
                                          --------

                PREFERRED STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 99.65% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

                                           AMOUNT
                                          --------
Total class T ..........................  $ 882.10
Total class TH .........................  $ 875.01

--------------------------------------------------------------------------------

          1999 Annual Report  21  American Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) The fund's preferred and common shareholders, voting as a class, approved an interim advisory agreement between the fund and Piper Capital Management ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement. The following votes were cast regarding this matter:

    SHARES            SHARES                        BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -------------   -----------------   -----------   ---------
   5,387,706           90,081          145,555        --

                (2) The fund's preferred and common shareholders, voting as a class, approved a new investment advisory agreement between the fund and U.S. Bank. The following votes were cast regarding this matter:

    SHARES            SHARES                        BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -------------   -----------------   -----------   ---------
   5,401,684           77,857          143,801        --

                (3) The fund's preferred shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David T. Bennett .......................         1,636               34
Leonard W. Kedrowski ...................         1,636               34

--------------------------------------------------------------------------------

          1999 Annual Report  22  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                (4) The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
Robert J. Dayton .......................     5,443,499          179,844
Roger A. Gibson ........................     5,443,564          170,779
Andrew M. Hunter III ...................     5,443,835          170,508
Robert L. Spies ........................     5,443,835          170,508
Joseph D. Strauss ......................     5,443,835          170,508
Virginia L. Stringer ...................     5,443,835          170,508

                (5) The fund's preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending January 31, 1999. The following votes were cast regarding this matter:

    SHARES            SHARES                        BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -------------   -----------------   -----------   ---------
    5,480,517          45,956           96,839        --

                INVESTMENT POLICY CHANGE
                The Board of Directors of XAA has recently approved a modification of the investment policies of the fund. The fund may now invest up to 5% of its total assets in the securities of unaffiliated closed-end investment companies that invest primarily in tax-exempt obligations.

                CHANGE OF ACCOUNTANTS
                On September 9, 1998, the fund's board of directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP the independent accountants for the fund for the fiscal year ending January 31, 2000, and dismissed KPMG Peat Marwick LLP ("KPMG"). KPMG's reports on the fund's financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not

--------------------------------------------------------------------------------

          1999 Annual Report  23  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with KPMG during the fund's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before the next dividend and/or capital gains distribution.

--------------------------------------------------------------------------------

          1999 Annual Report  24  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market.

                The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the fund are subject to income tax, to the same extent they would be if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written

--------------------------------------------------------------------------------

          1999 Annual Report  25  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

--------------------------------------------------------------------------------

          1999 Annual Report  26  American Municipal Income Portfolio

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AMERICAN MUNICIPAL INCOME PORTFOLIO

1999   ANNUAL REPORT


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          3/1999    188-99